Exhibit 99.1

(CSE:LOWL; QTCQX: LOWLF) INVESTOR PRESENTATION

USE OF NON - GAAP MEASURES This document refers to EBITDA because certain investors may use this information to assess the Company’ performance and also determine the Company’s ability to generate cash ﬂow . This data is furnished to provide additional information and is a non - GAAP measure and does not have any standardized meaning prescribed by GAAP and therefore may not be comparable to similar data presented by other issuers . It should not be considered in isolation as a substitute for measures of performance prepared in accordance with GAAP and is not necessarily indicative of operating costs presented under GAAP . EBITDA is net income (loss), excluding the effects of income taxes (recovery), net interest expense, depreciation and amortization ; and Adjusted EBITDA also includes non - cash fair value adjustments on investments, unrealized foreign currency gains/losses, share - based compensation expense and other transactional and special expenses, such as acquisition costs and expenses related to the markup of acquired finished goods inventory, which are inconsistent in amount and frequency and are not what we consider as typical of our continuing operations . Management believes this measure provides useful information as it is a commonly used measure in the capital markets and as it is a close proxy for repeatable cash generated by operations . We use Adjusted EBITDA internally to understand, manage, make operating decisions related to cash flow generated from operations and evaluate our business . In addition, we use Adjusted EBITDA to help plan and forecast future periods . ON FORWARD - LOOKING STATEMENTS This document includes information, statements, beliefs and opinions which are forward - looking, and which reﬂect current estimates, expectations and projections about future events, referred to herein as “forward - looking statements” or “forward - looking information” . Statements containing the words “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward - looking statements . By their nature, forward - looking statements involve a number of known and unknown risks, uncertainties and assumptions concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by the forward - looking statements . These risks, uncertainties and assumptions could adversely affect the outcome and ﬁnancial effects of the plans and events described herein . In addition, even if the outcome and ﬁnancial effects of the plans and events described herein are consistent with the forward - looking statements contained in this document, those results or developments may not be indicative of results or developments in subsequent periods . Although Lowell Farms has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward - looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended . A description of assumptions used to develop such forward - looking information and a description of risk factors that may cause actual results to differ materially from forward - looking information can be found in the Company’s disclosure documents, such as the Company’s listing statement and management’s discussion and analysis, ﬁled on the SEDAR website at www . sedar . com . Forward - looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date . and the Company’s registration statements on Forms 10 - 12 g and S - 1 , filed on the EDGAR website at www . sec . gov . The Company can give no assurance that these estimates, expectations and projections will prove to have been correct . You should not place undue reliance on forward - looking statements, which are based on the information available as of the date of this document . Forward - looking statements contained in this document are made of the date of this presentation and, except as required by applicable law, the Company assumes no obligation to update or revise them to reﬂect new events or circumstances . Historical statements contained in this document regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future . In this regard, certain ﬁnancial information contained herein has been extracted from, or based upon, information available in the public domain and/or provided by the Company . In particular, historical results should not be taken as a representation that such trends will be replicated in the future . No statement in this document is intended to be nor may be construed as a forecast . ON FUTURE - ORIENTED FINANCIAL INFORMATION To the extent any forward - looking information in this Presentation constitutes “ﬁnancial information” or “ﬁnancial outlooks” within the meaning of applicable Canadian securities laws, such information is being provided to demonstrate the anticipated market penetration of the Company’s products and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such future - oriented ﬁnancial information and ﬁnancial outlooks . Future - oriented ﬁnancial information and ﬁnancial outlooks, as with forward - looking information generally, are, without limitation, based on the assumptions and subject to the risks set out above under the heading “On Forward - Looking Statements” . Indus’ actual ﬁnancial position and results of operations may differ materially from management’s current expectations and, as a result, Indus’ revenue and expenses may differ materially from the revenue and expenses proﬁles provided in this Presentation . Such information is presented for illustrative purposes only and may not be an indication of Indus’ actual ﬁnancial position or results of operations 2 DISCLAIMER

● California based, licensed cannabis operator ● Four primary segments: 1. CPG Sales: a fast growing, top - tier leader in the world’s most discerning market with six active brands across five cannabis categories 2. Out of State Licensing : our legendary CPG Products 3. Farm Services: supporting local cannabis farmers with scaled services 4. Bulk Flower Sales: Sale of excess flower from our award - winning greenhouse ● CSE Listed: Lowell Farms Inc. (CSE: LOWL; OTCQX: LOWLF) ● LTM Revenues thru 12/31/2021 of $53.7m 2/28/2022 ($USD) Stock Price $0.3734 Market Cap 1 $78,301,238 Net Working Capital 2 $21,305,020 Enterprise Value 3 $56,996,218 1 Based on Fully Diluted Shares of 209.7m as of 2/28/2022, using treasury method on in - the - money options and warrants. Convertible Debentures are treated as equity given in - the - money status. 2 As of 12/31/2021. 3 Defined here as Market Cap minus net working capital. 3 COMPANY SNAPSHOT

LOWELL: AN INTEGRATED STRATEGY DRIVING LONG - TERM VALUE We support our brands by reliably growing a consistent supply of flower, the best of which goes into our CPG brands, the balance of which we sell wholesale BULK FLOWER Integrating our business with a vast array of farmers allowing us to ensure diversified access to raw materials from the best growers in the world, further improving our CPG brands FARM SERVICES Leveraging the the strength of our brands via licensing arrangements with MSO operators in other recreational markets BRAND LICENSING Successfully building brand strength in the world’s largest and most competitive market CALIFORNIA CPG 4

We delight our customers with products in the five largest categories in California across our six brands 1. JARRED FLOWER 2. PRE - ROLLS 3. EDIBLES 4. VAPE PRODUCTS 5. CONCENTRATES 5 LOWELL FARMS CPG: OUR BRANDED PORTFOLIO

6 CPG: CATEGORY LEADERSHIP AS OF Q4 2021 #1 IN CA FLOWER SALES BY UNIT VOLUME (3.4% MARKET SHARE) #2 IN CA FLOWER SALES RECEIPTS BEHIND INDOOR BRAND CANNABIOTIX #3 IN CA PREROLL SALES RECEIPTS (5.7% MARKET SHARE) #2 IN CA CONCENTRATES SALES BY UNIT VOLUME (5.0% MARKET SHARE) #5 IN CA CONCENTRATES SALES RECEIPTS (4.0% MARKET SHARE) #19 IN CA VAPE CATEGORY & CLIMBING (5.7% MARKET SHARE) UNIT VOLUME GREW 54% IN Q4, FASTEST IN CATEGORY All data, including market share data is based on 3rd party data provide Headset for the period 10/1/21 through 12/31/21

● We participate in large established categories ● We win with scale and automation and passing savings to customers ● We win by leveraging our hybrid approach to flower sourcing ○ Growing at our greenhouse and buying 3rd party outdoor flower ● We win with vertical integration and full ownership of supply chain, controlling quality and stabilizing supply ● We win with captive distribution that gives us daily connectivity to our clients ● We win by not competing with our dispensary customers (we don’t do retail) LOWELL FARMS CPG: STRATEGY FOR WINNING 7

LOWELL IS WINNING THE IN THE LARGEST CATEGORY IN THE LARGEST MARKET IN THE WORLD In Q4, Lowell became the largest vendor of Flower in CA by unit volume 8 LOWELL CPG: WINNING (a) Q4 Headset data: Aggregates all underlying brands by parent company. Lowell brands are Lowell Smokes and House Weed FLOWER SALES (Units & market share) (a)

All data, including market share data is based on 3rd party data provide Headset for the period 10/1/21 through 12/31/21 and does not represent GAAP sales or revenue figures Lowell is taking share in four out of the five product categories in which we compete The five categories that Lowell participates in represent approximately 95% of the CA market CPG: BRAND HEALTH 9 MARKET LOWELL LOWELL RANK Flower - 8% 8% #1 by Volume / #2 by Sales Vapes 1% 50% #19 by Sales PreRolls - 2% 7% #3 by Sales Edibles 2% - 10% #15 by Sales Concentrates - 6% 49% #2 by Volume / #5 by Sales Total - 3% 13% SALES GROWTH (Q4/Q3 2021)

THERE IS ONLY ONE WAY TO DO IT: QUALITY . 10

(a) All data is based on 3rd party data provide Headset for the period 10/1/21 through 12/31/21 and does not represent GAAP sales or revenue figures. CPG sales are estimates and capture brand sales volume at retail. Growth percentages are from the same data set collected for the period from 7/1/21 through 9/30/21. (b) Pro Forma for pending mergers and acquisitions According to Headset, Lowell is the #8 largest CPG portfolio in California up from the #16 position during the same period in 2020 Notable Tier I MSO’s with CPG portfolios in CA: ● #15 Curaleaf ● #27 Cresco ● #95 Columbia Care 11 CPG BRAND HEALTH: RELATIVE GROWTH Q4 2021 CPG SALES BY COMPANY (a)

LOWELL SMOKES: A CALIFORNIA ICON RESTORED Since the merger with Indus, the Lowell brand has doubled retail sales as measured by headset Shows the power in uniting infrastructure and capabilities with a strong brand Restoring Lowell to health in California allows us to take the brand elsewhere in the Country with authority LOWELL QUARTERLY RETAIL SALES VELOCITY ($’000) 12

TWO OF CALIFORNIA’S FASTEST GROWING BRANDS Lowell Farms has two of California’s fastest growing brands Lowell Herb Co. is now a top 10 brand and House Weed is the fastest growing brand among the top 30 brands California’s Top Brands and Y/Y Growth (Q4 Sales) (a) (a) All data is based on 3rd party data provide Headset for the period 10/1/21 through 12/31/21 and does not represent GAAP sales or revenue figures. CPG sales are estimates and capture brand sales volume at retail. Growth percentages are from the same data set collected for the period from the prior year 13

As our brands gain strength in California, we leverage that brand credibility onto shelves in other markets Nearly 100 million Americans live in markets with recreational weed outside of California New consumers are thirsting for products with appellation and California brands lends credibility What is in it for the MSO’s: As competition heats up, brands will be critical tools of differentiation To date: Lowell is available in 43% of the recreational markets nationwide (by population) and will be 50% pending Michigan later this year BRAND EXPANSION VIA LICENSING 14 BRAND EXPANSION VIA LICENSING U.S. POPULATION WITH LEGAL RECREATIONAL USE

LOWELL FARM SERVICES 15

● LFS is the first of its kind in the country, a “midstream processing” facility for local growers in the most fertile environment in America ● LFS allows growers to variabalize their biggest costs so they can compete ● Allows for massive on - site reductions in labor for most growers ● How it works: we take wet - harvested product into our facility and perform drying, bucking, trimming on a rate - card basis 16 LOWELL FARM SERVICES (LFS)

LFS: A WINNING STRATEGY ● Growers reduce opex (on - site labor and management) ● Farmers reduce contamination risks by reducing traffic at cultivation ● Farmers eliminate need for expensive facility upgrades to comply with processing space requirements 17 A Win for Growers A Win for Lowell ● Lowell makes a profit margin through investments in automation infrastructure ● Lowell has access to a diversified stream of cultivated products LFS Allows Farmers to compete with the largest operators in America and brings the best product to market for the consumer

OUR APPROACH TO SOURCING 18

CALIFORNIA: OUR VIEW ON CULTIVATION

- There are over 2,600 different growers in California vying for shelf space within ~550 active flower brands in California
- As emerging commodity markets mature, wholesale prices tend to move toward the marginal cost of production
- Outdoor canopy had been delayed by regulators is now growing footprint due to low barriers to entry so we expect more outdoor flower to come online
- **Our LFS business allows us to align ourselves with the lowest marginal cost of production without maintaining our own outdoor cultivation**



OUTDOOR
~950 operators
16m sq. ft.
canopy
GREENHOUSE
~1,200 operators
17m sq. ft.
canopy
INDOOR
~500 operators
4m sq. ft.
canopy
~550 BRANDS
~820 STORES

19

THE ECONOMICS OF BRAND LICENSING 20 SUPPLY: THE DEEPEST MARKET IS GETTING DEEPER Total canopy in CA has grown nearly 100% over the past 18 months whereas consumer demand has only increased by ~ 15% This has caused prices to fall substantially from last summer. Some operators are waiting for pricing to rationalize Instead, we are building for a future where we partner with the best growers versus trying to put them out of business LFS helps harvest their crops and Lowell brings the best of their products to market under our brands UP 129% All the competition in California makes it the best weed in the world. There are 3,700 different growers today in California, all looking to innovate and inspire UP 28% UP 33%

A DUEL TRACK SOURCING MODEL ● A steady and consistent supply of award - winning cannabis ● Currently provides for more at least 150% of our CPG needs ● Insulates our CPG business from upward price spikes that have historically plagued CPG brands who have attempted “asset - light” Our Cultivation Facility Lowell Farm Services ● A call option on a stream of material ● Bring more diversity to market ● Insulates our CPG business from downward price drops by giving us access to material that can be below our marginal cost Using both sources of material, Lowell CPG has a longer - term insulation against commodity price volatility 21

22 FINANCIAL HIGHLIGHTS

COMPONENTS OF REVENUE 23

Q3 Q4 2021 CPG Revenue $8,958 $8,219 $32,917 Bulk Revenue $2,008 $2,603 $15,041 Lowell Farm Services $800 $3,153 $3,952 Licensing Revenue $701 $1,098 $1,813 Total Net Revs $12,467 $15,072 $53,722 Gross Profit 2 $64 $992 $3,573 Gross Margin 1% 7% 7% Adj. EBITDA 1 ($5,187) ($3,605) ($14,405) 1 Adjusted EBITDA deﬁned as earnings before interest, taxes, depreciation, amortization, and transaction and other special charges as described in our Form 10 - Q and 10 - K 2 Excludes an inventory impairment charge of $2.8m in Q4 and $1.1m for the full year SUMMARY INCOME STATEMENT (USD in thousands) 12/31/2021 Cash $7,887 Current Assets $31,428 Current Liabilities $10,123 Net Working Cap $21,305 24 REPORTED FINANCIALS

25 BALANCE SHEET

2/28/2022 26 CAPITALIZATION TABLE

27 $LOWL.CN

& $LOWLF